 ------------------------------------------------------------------------------

                            MEYERS PRIDE VALUE FUND

 ------------------------------------------------------------------------------

                                 ANNUAL REPORT

                                  May 31, 1997

                                  MEYERS LOGO

                              CHAIRWOMAN'S LETTER

--------------------------------------------------------------------------------

It is my pleasure to present the first annual report of the Meyers Pride Value Fund. During our first year we had an outstanding response to the Fund from shareholders. We are pleased that the investors in the Pride Value Fund are young, old, gay/lesbian, straight, sophisticated and unsophisticated investors. It was our desire to have the fund appeal to all people. Of particular importance is the number of individuals invested in the Fund who have never invested before, and have now taken that all important first step of starting an investment program.

Assets in the Pride Value Fund grew from $100,000 on inception date June 13, 1996, to $744,000 on November 30, 1996, and $1.56 million as of May 31, 1997.
This growth represents accounts opened in thirty-eight states, the Virgin Islands, and Washington D.C., in addition to asset appreciation from strong investment performance.

For the period from June 13, 1996 to fiscal year end May 31, 1997, the fund returned 22.30%. A more detailed discussion of the Pride Value Fund portfolio and performance follows this letter in the Report On The Fund.

Of additional importance to our shareholders, Meyers Capital Management, L.L.C. (investment advisor to the Pride Value Fund), proactively worked with a number of companies to encourage the adoption of employment policies beneficial to the companies' gay and lesbian employees. These efforts resulted in the inclusion of sexual orientation in the anti-discrimination policies for a New York based investment bank, a Washington state software company, and Texaco. We have been very encouraged by the dialogs initiated, and fully anticipate further progress in encouraging companies to move toward equalizing employee benefits for gay and lesbian employees. We salute other organizations and individuals working on this same goal, and hope that our unique position as Wall Street investors can continue to add to these efforts.

I would like to thank all shareholders for your support during this first year. All of us at the Meyers Pride Value Fund and investment advisor Meyers Capital Management pledge our best efforts to provide you with superior investment performance. We also pledge our dedication to using leverage from the Pride Value Fund to work toward obtaining equal employee benefits for the gay and lesbian employees of publicly traded companies.

Thank you and have a happy, healthy and prosperous 1997.

Shelly Meyers signature

                               REPORT ON THE FUND
--------------------------------------------------------------------------------

The Meyers Pride Value Fund was officially launched on June 13, 1996. For the period June 13, 1996 through our fiscal year end May 31, 1997, the Pride Value Fund returned 22.3%. In the same time period, the S&P 500 returned 29.3%. For the full calendar month period June 30, 1996 through May 31, 1997, the Pride Value Fund returned 25.6%, while the average domestic stock fund per Lipper returned 16.4%, and the S&P 500 returned 28.9%.

During this year, Meyers Capital Management, L.L.C. (investment advisor to the Pride Value Fund), worked with a number of companies to encourage the adoption of employment policies beneficial to the companies' gay and lesbian employees. In this area, our efforts resulted in the inclusion of sexual orientation in the anti-discrimination policies for a New York based investment bank, a Washington state software company, and Texaco.

Throughout this year, the U.S. stock market experienced historically high volatility. The market had a sharp downdraft soon after our launch in the summer of 1996, and another even more pronounced near correction this spring. After both of these retreats, the overall market, as measured by the S&P 500, went on to establish new record highs.

One key theme has been the strength of very large, highly liquid, blue chip stocks, which have driven the market to record highs off of a fairly narrow base of stocks. Because these companies have been too richly valued to pass our value investment screens, we have opted to not include them in the portfolio, which has hurt our relative performance in the short term, but which we believe will benefit our relative performance over the next twelve to twenty-four months.

With overall valuations high in the S&P 500, and with pronounced volatility for the market as a whole and with individual stocks, thoughtful, opportunistic stock picking is essential. Our strategy has been to add stocks to the portfolio after a short-term event and/or announcement brings prices down to fit our value investment criteria. As an example, key additions to the Fund during 1997, such as American Airlines' parent company AMR Inc. (+21.1%, representing 2.55% of the portfolio), Cisco Systems (+20.7%, 3.47% of the portfolio), and Polaroid (+24.2%, 1.96% of the portfolio), were made after a rapid drop in stock price, and rapidly became some of our top performers for calendar year-to-date 1997.

As at May 31, 1997, the Fund's top five equity holdings were: Cisco Systems (3.47%), Salomon, Inc. (3.44%), Amgen, Inc. (3.43%), Limited, Inc. (3.12%), and
General Instrument (3.11%). The top ten holdings represent approximately 31% of the total portfolio. The Fund had a total of forty stocks in the portfolio at fiscal year end, and we anticipate that the portfolio will continue to consist of forty to fifty-five holdings over the next twelve months. The overall sector weightings have shifted, with reductions in financial services and technology, and increases in consumer non-durables, energy, and basic industry, which, in general, creates a more conservative portfolio mix.

Performance consistency and balance is a key part of our investment strategy. In that regard, the portfolio performed as expected, as exemplified by the returns for the stocks held in the portfolio as at May 31, 1997. Of the forty stocks in the portfolio at May 31, 1997, thirty-two showed a positive return, seven stocks were below initial cost basis, and one holding was flat. Over thirteen of the forty stocks had returned more than 10%, whereas only two holdings were down more than 10%. Looking forward we will continue to invest in a diversified portfolio that we believe offers the potential for superior returns over time.

--------------------------------------------------------------------------------

             MEASUREMENT PERIOD                  MEYERS PRIDE VALUE     STANDARD & POOR'S 500
           (FISCAL YEAR COVERED)                        FUND                 STOCK INDEX
06/13/96                                                        10000                    10000
                                                                 9740                    10045
                                                                 9220                     9601
08/31/96                                                         9500                     9804
                                                                 9910                    10356
                                                                 9890                    10641
11/30/96                                                        10880                    11446
                                                                10810                    11219
                                                                11330                    11920
02/28/97                                                        11660                    12013
                                                                11240                    11520
                                                                11380                    12207
05/31/97                                                        12230                    12951

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Meyers Pride Value Fund reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            MEYERS PRIDE VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1997
--------------------------------------------------------------------------------

                                                                                       MARKET
                                                                                       VALUE
 SHARES                                                                              (NOTE 1A)
--------                                                                             ----------

           COMMON STOCKS (93.8%)
           Banking (4.6%)
     300   Chase Manhattan Corp.                                                     $   28,350
   1,700   Glendale Federal Bank FSB*                                                    43,350
                                                                                     ----------
                                                                                         71,700
                                                                                     ----------
           Beverages (1.8%)
     700   Seagram Co. Ltd.                                                              28,175
                                                                                     ----------
           Broadcasting (2.7%)
   1,400   Viacom Inc.--Cl. B*                                                           41,563
                                                                                     ----------
           Cable Television (3.1%)
   2,000   General Instrument Corp.*                                                     48,500
                                                                                     ----------
           Computer Equipment (18.0%)
   1,400   Apple Computer Inc.*                                                          23,275
     800   Cisco Systems Inc.*                                                           54,200
     800   Digital Equipment Corp.*                                                      28,700
     400   International Business Machines Corp.                                         34,600
  16,900   Midisoft Corp.*                                                               20,069
      56   NCR Corp.*                                                                     1,820
   2,400   Silicon Graphics Inc.*                                                        45,300
   1,300   Sun Microsystems Inc.*                                                        41,925
   4,600   Unisys Corp.*                                                                 31,625
                                                                                     ----------
                                                                                        281,514
                                                                                     ----------
           Diversified (2.0%)
     700   Tenneco Inc. (New)                                                            31,325
                                                                                     ----------
           Electric Utility (2.6%)
   1,300   Otter Tail Power Co.                                                          39,976
                                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS, (continued)
                                  MAY 31, 1997
--------------------------------------------------------------------------------

                                                                                       MARKET
                                                                                       VALUE
 SHARES                                                                              (NOTE 1A)
--------                                                                             ----------
           Electrical & Electronics (4.5%)
     800   Arrow Electronics Inc.*                                                   $   45,700
   1,800   Cypress Semiconductor Corp.*                                                  25,650
                                                                                     ----------
                                                                                         71,350
                                                                                     ----------
           Electronic Components/Instruments (2.0%)
     600   Polaroid Corp.                                                                30,600
                                                                                     ----------
           Entertainment (2.7%)
     900   Time Warner Inc.                                                              41,850
                                                                                     ----------
           Financial Services (3.4%)
   1,000   Salomon Inc.                                                                  53,625
                                                                                     ----------
           Insurance (4.6%)
     600   Lincoln National Corp.                                                        36,525
     900   NAC Re Corp.                                                                  35,888
                                                                                     ----------
                                                                                         72,413
                                                                                     ----------
           Medical--Hospital Management (4.8%)
   1,180   Foundation Health Systems Inc.--Cl. A*                                        35,253
     700   United Healthcare Corp.                                                       39,550
                                                                                     ----------
                                                                                         74,803
                                                                                     ----------
           Mining (2.7%)
   3,100   Homestake Mining Co.                                                          43,012
                                                                                     ----------
           Oil/Gas (7.2%)
     300   Amoco Corp.                                                                   26,812
     300   Atlantic Richfield Co.                                                        43,650
     300   Mobil Corp.                                                                   41,962
                                                                                     ----------
                                                                                        112,424
                                                                                     ----------
           Pharmaceuticals (5.7%)
     800   Amgen Inc.*                                                                   53,500
     400   Merck & Co. Inc.                                                              35,950
                                                                                     ----------
                                                                                         89,450
                                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS, (continued)
                                  MAY 31, 1997
--------------------------------------------------------------------------------

                                                                                       MARKET
                                                                                       VALUE
 SHARES                                                                              (NOTE 1A)
--------                                                                             ----------
           Photography (2.1%)
     400   Eastman Kodak Co.                                                         $   33,150
                                                                                     ----------
           Retail (9.6%)
     800   Dayton-Hudson Corp.                                                           38,500
   1,800   Lillian Vernon Corp.                                                          28,350
   2,400   Limited Inc.                                                                  48,600
     700   Sears, Roebuck & Co.                                                          34,387
                                                                                     ----------
                                                                                        149,837
                                                                                     ----------
           Telecommunications (4.3%)
     900   AT&T Corp.                                                                    33,188
     700   Sprint Corp.                                                                  34,212
                                                                                     ----------
                                                                                         67,400
                                                                                     ----------
           Transportation--Air (5.4%)
   2,900   America West Holdings Corp.--Cl. B*                                           44,587
     400   AMR Corp.*                                                                    39,750
                                                                                     ----------
                                                                                         84,337
                                                                                     ----------
           TOTAL COMMON STOCKS (COST $1,325,123)                                      1,467,004
                                                                                     ----------
           MONEY MARKET ACCOUNTS (2.5%)
  38,000   Stagecoach Prime Money Market Fund                                            38,000
   1,000   Stagecoach Treasury Money Market Fund                                          1,000
                                                                                     ----------
           TOTAL MONEY MARKET ACCOUNTS (COST $39,000)                                    39,000
                                                                                     ----------
           TOTAL INVESTMENTS (96.3%)                                                 $1,506,004
           (COST $1,364,123)
           Other Assets in Excess of Liabilities (3.7%)                                  57,417
                                                                                     ----------
           NET ASSETS (100%)                                                         $1,563,421
                                                                                      =========

* Represents non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $1,364,123)                               $1,506,004
  Cash                                                                       5,191
  Dividends and interest receivable                                          3,073
  Receivable from investment advisor                                        68,104
  Unamortized organization expenses                                        132,147
  Prepaid expenses and other assets                                          8,549
                                                                        ----------
          Total Assets                                                                $1,723,068
LIABILITIES:
  Payable to investment advisor                                            143,742
  Accrued expenses                                                          15,905
                                                                        ----------
          Total Liabilities                                                              159,647
                                                                                      ----------
NET ASSETS, APPLICABLE TO 127,867 SHARES OF BENEFICIAL INTEREST                       $1,563,421
                                                                                      ==========
NET ASSETS CONSIST OF:
  Capital                                                                1,340,253
  Accumulated undistributed net realized gain on investments                81,287
  Net unrealized appreciation on investments (Note 3)                      141,881
                                                                        ----------
NET ASSETS                                                                            $1,563,421
                                                                                      ==========
NET ASSET VALUE PER SHARE                                                             $    12.23
                                                                                      ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                            STATEMENT OF OPERATIONS
                                                             FOR THE PERIOD FROM
                                                                  JUNE 13, 1996*
                                                            THROUGH MAY 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest income                                                            $  1,961
Dividend income                                                              10,285
                                                                           --------
                                                                                       $ 12,246
EXPENSES
  Advisory (Note 2)                                                           7,384
  Administrative services (Note 2)                                           98,000
  Fund accounting fees and expenses (Note 2)                                 36,594
  Legal and audit                                                            52,104
  Registration                                                               22,491
  Custodian                                                                  15,000
  Amortization of organization expense                                       33,014
  Printing                                                                    5,329
  Trustees' fees                                                             12,605
  Transfer agent and shareholder servicing fees (Note 2)                     18,408
  12b-1 fees (Note 2)                                                         1,974
  Insurance                                                                   9,293
  Miscellaneous                                                               4,312
                                                                           --------
       Total expenses before waivers/reimbursed/paid by third party                     316,508
       Less expenses waived (Note 2)                                                     (7,384)
       Less expenses reimbursed (Note 2)                                                (26,034)
       Less expenses paid by third party (Note 2)                                      (267,185)
                                                                                       --------
       Net Expenses                                                                      15,905
                                                                                       --------
NET INVESTMENT LOSS                                                                      (3,659)
                                                                                       --------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gains on investment transactions                              84,708
  Net change in unrealized appreciation on investments                      141,881
                                                                           --------
  Net realized and unrealized gain on investments                                       226,589
                                                                                       --------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $222,930
                                                                                       ========

*Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                                                             FOR THE PERIOD FROM
                                                                  JUNE 13, 1996*
                                                            THROUGH MAY 31, 1997
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                                                              $   (3,659)
  Net realized gains from investments                                                  84,708
  Net change in unrealized appreciation on investments                                141,881
                                                                                   ----------
  Net increase in net assets resulting from operations                                222,930
                                                                                   ----------
CAPITAL TRANSACTIONS (NOTE 4)
  Proceeds from sale of shares                                                      1,407,673
  Net asset value of shares redeemed                                                  (67,182)
                                                                                   ----------
  Net increase in net assets from capital transactions                              1,340,491
                                                                                   ----------
  Total increase in net assets                                                      1,563,421
                                                                                   ----------
NET ASSETS
  Beginning of period                                                                      --
                                                                                   ----------
  End of period                                                                    $1,563,421
                                                                                   ==========

*Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Meyers Pride Value Fund (the "Fund") is a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund was formerly known as the Meyers Sheppard Pride Fund, and the Trust was formerly known as the Meyers Sheppard Investment Trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-ended, no-load, diversified management investment company. The Fund's overall investment objective is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities believed by the investment adviser to be under-valued but nevertheless fundamentally sound companies identified as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. Prior to June 13, 1996 (commencement of operations), the Fund had no operations other than the sale of 10,003 shares of common stock at $10.00 per share, to initial seed capital investors.

As of May 31, 1997 the Fund had not yet completed its first full year of operations. Accordingly, significant fee waivers and reimbursements were required to achieve the recorded expense ratios during the period June 13, 1996 (commencement of operations) through May 31, 1997. To the extent the Fund does not increase net assets, the Fund is reliant upon the ability of the investment advisor to continue to provide fee waivers and reimbursements. The investment advisor has recently completed its first full year of operations and is dependent upon achieving its goals, including additional capital contributions, in order to provide such support to the Fund.

The following are significant accounting policies followed by the Fund in the preparation of these financial statements:

A. VALUATION OF SECURITIES. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of 60 days or less, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

B. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the proportion that the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

                            MEYERS PRIDE VALUE FUND
                   NOTES TO FINANCIAL STATEMENTS, (continued)
--------------------------------------------------------------------------------

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification. Accordingly, $3,421 has been reclassified from accumulated undistributed net investment loss to accumulated undistributed net realized gain on investments and $238 has been reclassified from accumulated undistributed net investment loss to capital.

E. FEDERAL TAXES. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

F. USE OF ESTIMATES. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Actual results could differ from these amounts.

2. INVESTMENT MANAGEMENT, DISTRIBUTION AND ADMINISTRATION AGREEMENTS. The Investment Manager of the Fund, Meyers Capital Management, LLC, serves as the Fund's manager and investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement provides that the Fund pays the Investment Manager for its management and investment advisory services, a monthly fee equal, on an annual basis, to 1.00% of the Fund's average daily net assets. Effective January 31, 1997, the Investment Manager has undertaken to waive the portion of its investment management fee and to reimburse the Fund for expenses necessary to maintain Total Annual Operating Expenses at no more than 1.95% per year of average daily net assets. Prior to January 31, 1997, the expense limitation was 2.25% per year of average daily net assets. For the period ended May 31, 1997, the Investment Manager earned $7,384, and waived fees of $7,384. In addition, the Investment Manager reimbursed the Fund $26,034 and directly paid $249,581 for expenses related to the Fund.

BISYS Fund Services Limited Partnership ("BISYS LP") and BISYS Fund Services, Inc. ("BISYS Inc.") are responsible for providing the Fund with distribution, administrative, fund accounting, dividend disbursing and transfer agency services. BISYS assumed these functions during the period ended May 31, 1997, following the acquisition by The BISYS Group, Inc. of the Mutual Funds Division of Furman Selz, LLC ("Furman"), which organization had previously provided these services to the Fund.

The Trustees of the Trust have adopted a Plan of Distribution (the "Distribution Plan") with respect to the Fund in accordance with Rule 12b-1 under the Investment Company Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, BISYS LP acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, BISYS LP also acts as the Fund's Distributor, and is responsible for facilitating the continuous sale or redemption of Fund shares. Solely for the purpose of reimbursing BISYS LP for activities primarily intended to result in the sale of Fund shares, the Trust has, on behalf of the Fund, adopted the Distribution Plan wherein, pursuant to Rule 12b-1 of

                            MEYERS PRIDE VALUE FUND
                   NOTES TO FINANCIAL STATEMENTS, (continued)
--------------------------------------------------------------------------------

the Investment Company Act, the Fund is authorized to spend up to 0.25% of net assets annually for BISYS LP's services in connection with the distribution of shares of the Fund. For the period ended May 31, 1997, the Fund incurred distribution fees of $1,974.

The Fund has entered into agreements with BISYS LP and BISYS Inc. to provide the Fund with administrative, fund accounting and dividend disbursing and transfer agency services, pursuant to an Administration Agreement, Fund Accounting Agreement, and Transfer Agency Agreement, respectively. Although each agreement provides for different methods or rates of compensation to BISYS as discussed below, the Fund has agreed to pay BISYS a minimum payment of $150,000 per year for all of the aforesaid services.

BISYS LP is the Administrator of the Fund. In its capacity as the Fund's Administrator, BISYS LP provides certain administrative and managerial support services to the Fund, in consideration of which BISYS LP is paid an administration fee per year equal to 0.15% of the first $100 million in aggregate Fund assets, 0.10% for the next $400 million, 0.07% for the next $500 million, and 0.06% for aggregate Fund assets in excess of $1 billion. For the period ended May 31, 1997, the Fund paid BISYS and Furman, in the aggregate, administrative fees of $98,000.

BISYS Inc. is the Fund Accounting Agent and Transfer Agent of the Fund. As Fund Accounting Agent, BISYS Inc. is paid a fee of $35,000 per year, plus reimbursement of out-of-pocket expenses. For the period ended May 31, 1997, the Fund paid to BISYS and Furman, in the aggregate, fund accounting fees of $36,594. In its capacity as Transfer Agent, BISYS Inc. provides dividend disbursing, registrar and transfer agency services to the Fund and its shareholders, in consideration of which it is paid a transfer agency fee equal to $15 per year per each shareholder of the Fund, subject to a $12,000 per year minimum. For the period ended May 31, 1997, the Fund paid BISYS and Furman, in the aggregate, transfer agency fees of $18,408.

3. INVESTMENTS. Purchases and sales of securities for the period ended May 31, 1997, other than short-term securities, amounted to $1,562,574, and $300,533, respectively. The cost of securities is substantially the same for federal income tax purposes as it is for financial reporting purposes.

                             Aggregate cost                         $1,364,123
                                                                    ==========
                             Gross unrealized appreciation          $  184,439
                             Gross unrealized depreciation             (42,558)
                                                                    ----------
                             Net unrealized appreciation            $  141,881
                                                                    ==========

4. CAPITAL TRANSACTIONS. The Fund's Articles of Incorporation permit the Fund to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares for the period ended May 31, 1997, were as follows:

                                                                 SHARES       AMOUNT
                                                                 -------    ----------
                             Shares sold                         133,466    $1,407,673
                             Shares redeemed                      (5,599)      (67,182)
                                                                 -------    ----------
                             Net increase                        127,867    $1,340,491
                                                                 =======     =========

                            MEYERS PRIDE VALUE FUND
                              FINANCIAL HIGHLIGHTS

                                                             FOR THE PERIOD FROM
                                                                JUNE 13, 1996(1)
         SELECTED RATIOS AND DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIOD:                                      THROUGH MAY 31, 1997
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                        $  10.00
                                                                            --------
  Net investment loss                                                         (0.03)
  Net realized and unrealized gains on investments                              2.26
                                                                            --------
NET ASSET VALUE, END OF PERIOD                                              $  12.23
                                                                            ========
TOTAL INVESTMENT RETURN (2)                                                   22.30%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                                  $  1,563
Ratios to average net assets:
  Expenses                                                                     2.09%          (3)(4)
  Net Investment Loss                                                        (0.48)%          (3)(5)
PORTFOLIO TURNOVER RATE                                                       42.46%
AVERAGE COMMISSION RATE(6)                                                  $ 0.0671

(1) Commencement of operations.

(2) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions if applicable. Total return is not annualized for any period less than one full year.

(3) Annualized.

(4) If the Fund had borne all expenses that were waived, reimbursed, or paid by the Advisor, the expense ratio would have been 41.61%.

(5) If the Fund had borne all expenses that were waived, reimbursed, or paid by the Advisor, the net investment loss ratio would have been (40.00)%.

(6) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
  The Meyers Pride Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 1997, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from June 13, 1996 (commencement of operations) to May 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of May 31, 1997, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 13, 1996 to May 31, 1997, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Columbus, Ohio
July 17, 1997

                            MEYERS PRIDE VALUE FUND

TRUSTEES AND OFFICERS

Shelly J. Meyers
Trustee (Chairperson of the Board) and President

Leslie C. Sheppard
Trustee and Executive Vice President

Gwendolyn H. Baba
Trustee

Jay W. Gendron, Esq.
Trustee

Robert E. Gipson, Esq.
Trustee

Leonard Greenhalgh, M.B.A., Ph.D.
Trustee

Duane E. McWaine, M.D.
Trustee

Mark Sichley
Vice President

Janelle Gellermann
Treasurer

Philip McKinley
Secretary

Matthew Constancio
Assistant Secretary

Ellen Stoutamire
Assistant Secretary

INVESTMENT MANAGER
Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, CA 90211

DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

FUND ACCOUNTING AGENT
AND TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
Wells Fargo Bank, N.A.
P.O. Box 63084
San Francisco, CA 94163

LEGAL COUNSEL
Mayer, Brown & Platt
1675 Broadway, Suite 1900
New York, NY 10019

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215

7/97